EQ ADVISORS TRUSTSM

SUPPLEMENT DATED FEBRUARY 19, 2020 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2019, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.axa-equitablefunds.com.

Information regarding the proposed reorganizations of certain Portfolios of the Trust into other existing Portfolios of the Trust was previously provided in a Supplement dated December 13, 2019. The purpose of this Supplement is to provide you with certain updated information regarding the proposed reorganizations.

Updated Information Regarding Proposed Reorganizations

At a meeting held on December 4-5, 2019, the Board of Trustees of the Trust approved forms of Agreements and Plans of Reorganization and Termination (each, a “Reorganization Plan,” and collectively, the “Reorganization Plans”), which provide for the reorganization of certain Portfolios of the Trust into other existing Portfolios of the Trust (each, a “Reorganization,” and collectively, the “Reorganizations”), as follows:

Proposed Acquired Portfolio	Proposed Acquiring Portfolio
Multimanager Mid Cap Value Portfolio	EQ/American Century Mid Cap Value Portfolio
Multimanager Mid Cap Growth Portfolio	EQ/Janus Enterprise Portfolio
EQ/UBS Growth and Income Portfolio	EQ/Capital Guardian Research Portfolio*
EQ/MFS Technology II Portfolio	EQ/MFS Technology Portfolio
EQ/Franklin Templeton Allocation Managed Volatility Portfolio	EQ/Aggressive Growth Strategy Portfolio
EQ/Templeton Global Equity Managed Volatility Portfolio	1290 VT SmartBeta Equity Portfolio
(each, an “Acquired Portfolio,” and collectively, the “Acquired Portfolios”)	(each, an “Acquiring Portfolio,” and collectively, the “Acquiring Portfolios”)
*	To be renamed EQ/Capital Group Research Portfolio effective May 1, 2020.

Each Reorganization Plan is subject to approval by the shareholders of the respective Acquired Portfolio.

At a meeting held on February 18, 2020, the Board of Trustees of the Trust changed the date of the special meeting of the shareholders of the Acquired Portfolios to May 22, 2020 and determined that shareholders of record of the Acquired Portfolios as of February 28, 2020 will be entitled to vote at such meeting.

If shareholders approve the Reorganization Plans, it is anticipated that the Reorganizations will take place in early to mid-June 2020.

Additional information regarding the Acquiring Portfolios (including, among other things, the investment objectives, policies and risks, fees and expenses, and investment sub-advisers, if any, of the Acquiring Portfolios), the terms of the Reorganization Plans and the factors the Board of Trustees considered in deciding to approve the Reorganization Plans will be sent to shareholders of the Acquired Portfolios as part of the proxy solicitation materials and will also be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.